UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2015

Autobytel Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. William Ferriolo as Executive Vice President, Consumer Acquisitions

By action taken April 23, 2015, the Board of Directors of Autobytel Inc., a Delaware corporation (“Autobytel” or “Company”), promoted Mr. William Ferriolo, Autobytel’s current Senior Vice President, Consumer Acquisitions, to the position of Executive Vice President, Consumer Acquisitions, to be effective April 23, 2015.  Mr. Ferriolo joined Autobytel as Vice President, Cyber Ventures Division in September 2010 in connection with the Company’s acquisition of the businesses of Cyber Ventures, Inc. and Autotropolis, Inc.  Mr. Ferriolo was appointed as Senior Vice President, Consumer Acquisitions in December 2011.  Prior to joining Autobytel, from 2003 to 2010 Mr. Ferriolo served as President and Co-Founder of Cyber Ventures, Inc. and Autotropolis, Inc., where he was responsible for search engine optimization, search engine marketing, dealer accounts and sales.  From 1997 to 2003, Mr. Ferriolo served as Service Manager and High Line Sales Associate for Dimmitt Automotive Group, where he was responsible for the service department and high line vehicle sales.  From 1991 to 1997, Mr. Ferriolo served as a Service Advisor at the Carlisle Automotive Group, where he was responsible for servicing of customer vehicles.

In connection with Mr. Ferriolo's promotion, the Compensation Committee of the Board of Directors of Autobytel, approved the following adjustments to his compensation, and the Company and Mr. Ferriolo agreed to extend his employment with the Company until at least March 31, 2018:

1.           Base Annual Salary.  Mr. Ferriolo’s base annual salary was increased to $333,000 from $275,000.00 effective April 23, 2015.

2.           Equity Compensation Awards.

(a)           Mr. Ferriolo was granted forty-five thousand (45,000) options to purchase shares of Autobytel’s common stock.  These stock options were granted under the Company’s 2014 Equity Incentive Plan (“2014 Plan”), have an exercise price of $15.37 per share (the closing price for Autobytel’s common stock on The Nasdaq Capital Market on April 23, 2015), and will vest over a three (3)-year period, with one-third (1/3) vesting on the first anniversary of the date of grant and thereafter in equal one thirty-sixth (1/36) installments of the original number of shares subject to the option on each monthly anniversary of the date of grant for the following twenty-four (24) months.  The stock options expire seven (7) years from the date of grant.

(b)           Mr. Ferriolo was awarded twenty-five thousand (25,000) shares of the Company’s common stock in the form of service-based restricted stock pursuant to the 2014 Plan.  These shares of service-based restricted stock are subject to forfeiture if Mr. Ferriolo’s employment with the Company is terminated for any reason, other than termination by the Company without cause or by Mr. Ferriolo for good reason.  These forfeiture restrictions lapse with respect to one-third (1/3) of the restricted stock on each of the first, second and third anniversaries of the date of award.

The vesting of the foregoing stock options will accelerate and the forfeiture restrictions on the foregoing restricted stock will lapse:  (i) if Autobytel terminates Mr. Ferriolo’s employment without cause or Mr. Ferriolo terminates his employment for good reason; or (ii) upon a change in control of Autobytel (as defined in the 2014 Plan) if coupled with a termination of employment by the Company without cause or by Mr. Ferriolo for good reason within twenty-four (24) months of such change in control or if the acquirer does not assume, retain or exchange the stock options or restricted stock as provided in the 2014 Plan or the stock option and restricted stock award agreements.

(c)           Mr. Ferriolo was also awarded one hundred thousand (100,000) shares of the Company’s common stock in the form of performance-based restricted stock pursuant to the 2014 Plan.  All of these shares are subject to forfeiture to the Company upon the earlier of (such earliest date being referred to herein as the “Termination Date”) (i) a termination of Mr. Ferriolo’s employment with the Company; (ii) March 31, 2018; and (iii) other events of forfeiture set forth in the award agreement, subject to the following:

1.           The forfeiture restrictions with respect to fifty thousand (50,000) of these restricted shares will lapse if any time prior to the Termination Date the weighted average closing price of the Company’s common stock on The Nasdaq Capital Market (or if not then traded on the such market or exchange, the principal market or exchange on which the Company’s common stock is then traded) (“Principal Trading Market”) for the preceding thirty (30) trading days is at or above Thirty Dollars ($30.00) per share (adjusted for any stock splits, stock dividends, reverse stock splits or combinations of the Company’s common stock occurring after the award date) (such per share price, as adjusted (if applicable) being referred to herein as the “First Tier Price”).

2.             The forfeiture restrictions with respect to any of these restricted shares that remain subject to forfeiture restrictions shall lapse if any time prior to the Termination Date the weighted average closing price of the Company’s common stock on the Principal Trading Market for the preceding thirty (30) trading days is at or above Forty-Five Dollars ($45.00) per share (adjusted for any stock splits, stock dividends, reverse stock splits or combinations of the Company’s common stock occurring after the award date) (such per share price, as adjusted (if applicable) being referred to herein as the “Second Tier Price”).

The forfeiture restrictions on the foregoing restricted stock will lapse: (i) if Autobytel terminates Mr. Ferriolo’s employment without cause or Mr. Ferriolo terminates his employment for good reason and a performance condition, as applicable, is met within ninety (90)-days after the date of termination; or (ii) upon a change in control (as defined in the 2014 Plan) if coupled with a termination of employment by the Company without cause or by Mr. Ferriolo for good reason within twenty-four (24) months of such change in control or if the acquirer does not assume, retain or exchange the stock options or restricted stock as provided in the 2014 Plan or the stock option and restricted stock award agreements; provided that the performance-based restricted stock is subject to forfeiture if the change in control is a business combination (as defined in the 2014 Plan) and the specified per share consideration is not payable or delivered by the acquiring person in respect of the Company’s common stock.

The foregoing descriptions of Mr. Ferriolo’s employment terms, stock option and restricted stock awards are not complete and are qualified in their entirety by reference to (i) the form of Stock Option Award Agreement under the 2014 Plan which is incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 filed with the SEC on July 31, 2014; (ii) the restricted stock award agreements filed herewith as Exhibits 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference; and (iii) the Amended and Restated Employment Agreement dated as of April 23, 2015 filed herewith as Exhibit 10.5 to this Current Report on Form 8-K, and which is incorporated herein by reference.  For purposes of the foregoing award agreements, the terms “cause” and “good reason” are as defined in Mr. Ferriolo’s Severance Benefits Agreement dated September 17, 2010, as amended by Amendment No. 1 dated November 30, 2012 (which are incorporated by reference to Exhibit 10.76 to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2011 filed with the SEC on March 1, 2012 and Exhibit 10.77 to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2012 filed with the SEC on February 28, 2013, respectively).

3.           Supplemental Incentive Compensation Plan.  In addition to his continued participation in the Company’s annual incentive compensation plan, Mr. Ferriolo will participate in a supplemental incentive compensation plan based on the performance of the Company’s search engine marketing managed by Mr. Ferriolo (“SEM Business”) for the twelve (12) month period commencing January 1, 2015 and ending December 31, 2015 (“Supplemental Plan Period”) based upon the following performance metrics (each weighted one-third (1/3) of the overall incentive opportunity):  (i) volume of invoiced leads originated from the SEM Business websites during the Supplemental Plan Period; (ii) quality of SEM Business originated leads during the Supplemental Plan Period based on the Company’s average close rates for all of the Company’s leads; and (iii) the SEM Business achieving a specified gross margin contribution during the Supplemental Plan Period. Mr. Ferriolo’s target annual incentive compensation percentage for purposes of the Company’s annual incentive compensation plan and for the new supplemental incentive compensation plan remains at 55% of his base annual salary.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 23, 2015, Autobytel’s Board of Directors and its Audit Committee considered a proposal by AutoWeb, Inc., a Delaware corporation (“AutoWeb”), to grant to Mr. Ferriolo options to acquire 1,200 shares of AutoWeb Series B Preferred Stock having a value estimated by AutoWeb to be $1.0 million, and representing approximately 1.5% of AutoWeb shares on a fully diluted basis.  The options would be granted at an exercise price of $0.01 per share and will vest over 4 years at a rate of 1/48th per month beginning with the grant-date month.  Vesting of the options will vest upon a change in control of AutoWeb.

AutoWeb is a privately-owned company providing an automotive search engine that enables car manufacturers and dealers to fully optimize their ad campaigns and reach highly targeted, low funnel car buyers through an auction-based click marketplace.  Autobytel currently owns approximately 16% of the outstanding shares of AutoWeb, and has the option through mid-September 2015 to purchase additional shares at the price of its initial investment.  If the option is exercised, Autobytel’s ownership position in AutoWeb would increase to approximately 21% based on AutoWeb’s current outstanding shares.  AutoWeb and Autobytel also have advertising and publishing business relationships related to AutoWeb’s automotive search engine and agreements providing for AutoWeb to perform various website development services for Autobytel.  Mr. Ferriolo’s duties and responsibilities with the Company include working closely with AutoWeb in the development and growth of its business and the Company’s business relationships with AutoWeb.  AutoWeb’s proposed option grant to Mr. Ferriolo is intended to further incentivize Mr. Ferriolo in his performance of these duties and responsibilities with respect to the Company’s relationship with AutoWeb.

Based solely on information made available to Autobytel by Auto Holdings Ltd., a British Virgin Islands business company (“Auto Holdings”), the Company believes that the majority owners of AutoWeb are affiliated with Auto Holdings.  Effective as of April 27, 2015, Auto Holdings acquired the $5.0 Million Convertible Subordinated Promissory Note (“Cyber Note”) dated as of September 16, 2010 and the Warrant dated as of September 16, 2010 (“Cyber Warrant”), which convertible note and warrant were jointly held by Atrop, Inc. (“Atrop”) and IBBF Ventures, Inc. (“IBBF”) and were issued by Autobytel in connection with its acquisition of the businesses and assets of Atrop and IBBF in September 2010.  Mr. Ferriolo is an officer, director and 50% stockholder of Atrop and IBBF.  Concurrently with the acquisition of the Cyber Note and Cyber Warrant, Auto Holdings converted the entire Cyber Note and fully exercised the Cyber Warrant, and as a result Auto Holdings was issued 1,475,268 shares of Autobytel common stock, representing approximately 14.25% of Autobytel's issued and outstanding shares as of April 27, 2015 after giving effect to this issuance.

The Audit Committee and the Board of Directors evaluated the potential conflict this option grant may pose for Mr. Ferriolo and its potential impact on the Company.  The Audit Committee and the Board of Directors considered the Company’s significant investment in, and business relationships with, AutoWeb and the benefit the Company derives from its investment and these business relationships.  The Audit Committee and the Board of Directors concluded that the benefits to the Company resulting from further incentivizing Mr. Ferriolo in the performance of his duties and responsibilities related to the AutoWeb relationship outweigh the potential conflict that might arise from the option grant.  The Audit Committee and the Board of Directors each approved AutoWeb’s proposal and waived the potential conflict.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1
Severance Benefits Agreement dated September 17, 2010 between Autobytel Inc. and William Ferriolo, which is incorporated by reference to Exhibit 10.76 to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2011 filed with the SEC on March 1, 2012 (SEC File No. 001-34761), as amended by Amendment No. 1 to Severance Benefits Agreement dated November 30, 2012 between Autobytel and William Ferriolo, which is incorporated herein by reference to Exhibit 10.77 to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2012 filed with the SEC on February 28, 2013 (SEC File No. 001-34761)

10.2
Form of Stock Option Award Agreement pursuant to the Autobytel Inc. 2014 Equity Incentive Plan, which is incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 filed with the SEC on July 31, 2014 (SEC File No. 001-34761)

10.3*	Restricted Stock Award Agreement dated as of April 23, 2015 between Autobytel Inc. and William Ferriolo pursuant to the Autobytel Inc. 2014 Equity Incentive Plan.

10.4*	Restricted Stock Award Agreement dated as of April 23, 2015 between Autobytel Inc. and William Ferriolo pursuant to the Autobytel Inc. 2014 Equity Incentive Plan.

10.5*	Amended and Restated Employment Agreement dated as of April 23, 2015 between Autobytel Inc. and William Ferriolo

*  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 29, 2015
Autobytel Inc.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.                         Description of Document

10.1
Severance Benefits Agreement dated September 17, 2010 between Autobytel Inc. and William Ferriolo, which is incorporated by reference to Exhibit 10.76 to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2011 filed with the SEC on March 1, 2012 (SEC File No. 001-34761), as amended by Amendment No. 1 to Severance Benefits Agreement dated November 30, 2012 between Autobytel and William Ferriolo, which is incorporated herein by reference to Exhibit 10.77 to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2012 filed with the SEC on February 28, 2013 (SEC File No. 001-34761)

10.2
Form of Stock Option Award Agreement pursuant to the Autobytel Inc. 2014 Equity Incentive Plan, which is incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 filed with the SEC on July 31, 2014 (SEC File No. 001-34761)

10.3*	Restricted Stock Award Agreement dated as of April 23, 2015 between Autobytel Inc. and William Ferriolo pursuant to the Autobytel Inc. 2014 Equity Incentive Plan.

10.4*	Restricted Stock Award Agreement dated as of April 23, 2015 between Autobytel Inc. and William Ferriolo pursuant to the Autobytel Inc. 2014 Equity Incentive Plan.

10.5*	Amended and Restated Employment Agreement dated as of April 23, 2015 between Autobytel Inc. and William Ferriolo

* Filed herewith.